UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): December 11, 2023
PubMatic, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39748	20-5863224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
N/A
(Address of Principal Executive Offices) (Zip Code)
N/A
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PUBM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2023, upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of PubMatic, Inc. (the “Company”), the Board approved the appointment of Ramon Jones to the Board effective December 12, 2023, to serve until his successor is duly elected and qualified, or until his death, resignation or removal. Mr. Jones’s term will expire at the Company’s 2024 Annual Meeting of Stockholders. Additionally, the Board approved the appointment of Mr. Jones to the Nominating Committee effective immediately.
There are no arrangements or understandings between Mr. Jones and any other persons pursuant to which Mr. Jones was named as a director. Mr. Jones is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Jones’ compensation shall be consistent with the Company’s policy for non-employee directors, the components of which were disclosed in the Company’s Proxy Statement for its 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 21, 2023, in the section titled “Non-Employee Director Compensation.”
In connection with Mr. Jones’ appointment to the Board, Mr. Jones will execute the Company’s standard form of indemnification agreement for directors, the form of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed on November 13, 2020.
Item 8.01     Other Events.
On December 12, 2023, the Company issued a press release announcing Mr. Jones’ appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated December 12, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBMATIC, INC.

Date: December 12, 2023	By:	/s/ Steve Pantelick
Steve Pantelick
Chief Financial Officer